UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 26, 2007

Date of earliest event reported: September 21, 2007

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Market Place Baltimore, MD		21202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 468-3500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Constellation Energy Partners LLC (the “Company”) previously announced in its Form 8-K filed on August 3, 2007, that it had entered into a Common Unit Purchase Agreement (the “Unit Purchase Agreement”) with certain unaffiliated third-party investors (the “Purchasers”) to sell 2,470,592 common units representing Class B limited liability company interests (the “New Common Units”) in a private placement (the “Private Placement”) for an aggregate purchase price of approximately $105 million. The Company issued and sold 2,470,592 New Common Units to the Purchasers pursuant to the Unit Purchase Agreement on September 21, 2007 (the “Closing Date”). The Company used the proceeds from the Private Placement, together with funds available under the Company’s revolving credit facility, to fund the purchase price of the acquisition of certain oil and gas properties and related assets in Oklahoma from Newfield Exploration Mid-Continent Inc. (the “Seller”). The description of the Unit Purchase Agreement and the terms of the New Common Units contained in the Company’s 8-K filed on August 3, 2007 are incorporated herein by reference. Furthermore, a copy of the Unit Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Unit Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers dated September 21, 2007. A copy of the Registration Rights Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Company is required to prepare and file a registration statement within 90 days of the Closing Date, and use its commercially reasonable efforts to cause the registration statement to become effective no later than 135 days following the Closing Date. In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

If the registration statement is not declared effective within 165 days after the Closing Date, then the Company must pay each Purchaser, as liquidated damages, 0.25% of the product of $42.50 times the number of New Common Units purchased by such Purchaser (the “Liquidated Damages Multiplier”) per 30-day period for the first 90 days following the 165th day after the Closing Date, increasing by an additional 0.25% of the Liquidated Damages Multiplier per 30-day period for each subsequent 30 days, up to a maximum of 1.00% of the Liquidated Damages Multiplier per 30-day period. There is no limitation on the aggregate amount of the liquidated damages the Company must pay each Purchaser.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Company previously announced in its Form 8-K filed on August 3, 2007, that it had entered into a definitive purchase agreement (the “Purchase Agreement”) with the Seller providing for the acquisition of certain oil and gas properties and related assets in Oklahoma for an aggregate purchase price of approximately $128 million, subject to purchase price adjustments (the “Newfield Acquisition”). Prior to the Closing Date, the Company assigned its right, title and interest under the Purchase Agreement to CEP Mid-Continent LLC (“CEP Mid-Con”). As of the Closing Date, Seller had been unable to obtain third-party consents (the “Outstanding Consents”) with respect to certain oil and gas leases and related assets (the “Designated Properties”) which represent less than 14% of the aggregate purchase price of the Newfield Acquisition. As a result of the Outstanding Consents, the Seller and CEP Mid-Con entered into a Nominee Agreement, dated as of the Closing Date (the “Nominee Agreement”), pursuant to which Seller will hold legal title for the benefit of CEP Mid-Con of the Designated Properties. As required under the Nominee Agreement, during the 90 day period following the Closing Date (the “Cure Period”), Seller shall use diligent, commercially reasonable efforts to obtain the Outstanding Consents with respect to the Designated Properties, and shall deliver to CEP Mid-Con assignments of all of its right, title and interest in all of the Designated Properties as to which Outstanding Consents are obtained during the Cure Period. If the Seller fails to obtain Outstanding Consents for any of the Designated Properties within the Cure Period, CEP Mid-Con may reassign to Seller its beneficial interest in such property and shall be entitled to a refund from Seller of the purchase price paid with respect to such property, subject to certain adjustments. The description of the Newfield Acquisition and terms of the Purchase Agreement contained in the Company’s 8-K filed on August 3, 2007 are incorporated herein by reference. Copies of the Purchase Agreement and Nominee Agreement are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2007, the Company amended its Second Amended and Restated Operating Agreement to provide clarification to certain definitions related to Common Units issued in private placement transactions. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On September 21, 2007, the Company issued a press release announcing the closing of the Newfield Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act and the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of businesses acquired.

The financial statements required in connection with the Newfield Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information.

The financial statements required in connection with the Newfield Acquisition are not included in this Current Report. The Company will file the required financial statements within 71 calendar days after the date this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description
*2.1	Purchase and Sale Agreement, dated as of August 2, 2007, between Newfield Exploration Mid-Continent Inc. and Constellation Energy Partners LLC.

2.2	Nominee Agreement, dated as of September 21, 2007, by and between Newfield Exploration Mid-Continent Inc. and CEP Mid-Continent LLC.

3.1	Amendment No. 3 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated September 21, 2007.

*10.1	Common Unit Purchase Agreement, dated August 2, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

10.2	Registration Rights Agreement, dated September 21, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

99.1	Press Release of Constellation Energy Partners LLC dated September 21, 2007.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: September 26, 2007	By:	/s/ Angela A. Minas
Angela A. Minas
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
*2.1	Purchase and Sale Agreement dated as of August 2, 2007, between Newfield Exploration Mid-Continent Inc. and Constellation Energy Partners LLC.

2.2	Nominee Agreement, dated as of September 21, 2007, by and between Newfield Exploration Mid-Continent Inc. and CEP Mid-Continent LLC.

3.1	Amendment No. 3 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated September 21, 2007.

*10.1	Common Unit Purchase Agreement, dated August 2, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

10.2	Registration Rights Agreement, dated September 21, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein.

99.1	Press Release of Constellation Energy Partners LLC dated September 21, 2007.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.